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                                                                  EXHIBIT 10.22


[HOMESIDE LETTERHEAD]

              CORRESPONDENT LENDER DELEGATED UNDERWRITING AGREEMENT

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     SELLER NAME:  BARNETT MORTGAGE COMPANY

     SELLER ADDRESS:  9000 SOUTHSIDE BOULEVARD, BUILDING 700,
     JACKSONVILLE, FLORIDA 32256

     TYPE OF BUSINESS ENTITY: MORTGAGE CORPORATION

     DATE OF AGREEMENT: MAY 15, 1996       SELLER CONTACT PERSON:  DOUG FORKER
                                           PHONE NO: (904) 464-4383
                                           FAX NO:  (904) 987-0932
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This Correspondent Lender Delegated Underwriting Agreement (the "Delegated
Underwriting Agreement") is entered into as of the date shown above by and between the Buyer and the Seller, both as defined below, and applies to any of the transactions described below.

RECITALS.

1. The Buyer and the Seller have entered into a Correspondent Agreement.

2. The Buyer and the Seller desire to have the Seller underwrite the Mortgage Loans under the terms and conditions set forth below.

IN CONSIDERATION of the mutual promises made in this Correspondent Agreement and other good and valuable consideration, the receipt and sufficiency of which are acknowledged, the Buyer and the Seller agree as follows:

1. DEFINITIONS.

1.1. "AFFILIATE" means an entity that, directly or indirectly, through one or more intermediaries, controls, is controlled by, or is under common control with, another entity. For purposes of this definition, "control", "controlled by", and "under common control with" means the direct or indirect possession of ordinary voting power to elect a majority of the board of directors or comparable body of an entity.

1.2. "AGENCY" means FNMA, FHLMC, FHA, HUD, VA, GNMA, and/or a Private Investor, as applicable.

1.3. "AGENCY GUIDE" means: (a) the Handbook Ginnie Mae 5500.1, Government National Mortgage Association Ginnie Mae I Mortgage-Backed Securities Guide, Handbook Ginnie Mae 5500.2, Government National Mortgage Association Ginnie Mae II Mortgage-Backed Securities Guide, in each case as such Guide may be amended from time to time, (b) the HUD 4155.1 REV-4, Mortgage Credit Analysis for Mortgage Insurance on 1-to-4 Family Properties, HUD 4000.2 REV-2, Mortgagee Handbook Application Through Insurance (Single Family), HUD 4000.4 REV-1, Single Family Direct Endorsement Program, HUD 4145.1 REV-2, Architectural Processing and Inspections For Home Mortgage Insurance, 4150.1 REV-1 Valuation Analysis for Home Mortgage Insurance, HUD 4060.1 REV-1, Mortgagee Approval Handbook, (c) the Fannie Mae Selling and Servicing Guides, (d) the Freddie Mac Sellers' and Servicers' Guides, and/or (e) any guide or instructions provided from time to time by a Private Investor, in each case as such Agency Guide may be amended from time to time.

1.4. "BUYER" means HomeSide Lending, Inc., a business corporation organized under the laws of the state of Florida and with its principal place of business at 7301 Baymeadows Way, Jacksonville, Florida 32256.

1.5. "CORRESPONDENT AGREEMENT" means the Correspondent Loan Purchase Agreement entered into by and between the Buyer and the Seller as of May 15, 1996 under which the Buyer has agreed to buy, and the Seller has agreed to sell, the Mortgage

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Loans under the terms and conditions set forth in the Correspondent Agreement.

1.6. "DELEGATED UNDERWRITING AGREEMENT" has the meaning set forth in the recitals above.

1.7. "FANNIE MAE" means the Federal National Mortgage Association or any successor to Fannie Mae.

1.8. "FHA" means the Federal Housing Administration or any successor to the FHA.

1.9. "FREDDIE MAC" means the Federal Home Loan Mortgage Corporation or any successor to Freddie Mac.

1.10. "GINNIE MAE" means the Government National Mortgage Association or any successor to GNMA.

1.12. "HUD" means the United States Department of Housing and Urban Development, or any successor to HUD.

1.13. "MANUAL" means the HomeSide Lending, Inc. Correspondent Operations Manual as modified by the Addendum attached to this Delegated Underwriting Agreement, the Buyprice Policy I and II, the Product Description Manual provided to the Seller as part of the Correspondent Agreement, each as may be amended from time to time.

1.14. "MORTGAGE" means a mortgage, deed of trust, or other such security instrument which is executed by a Mortgagor pledging the Mortgaged Property as security for repayment of a Mortgage Note.

1.15. "MORTGAGE LOAN" means a residential mortgage loan which is: (a) secured by a Mortgage, (b) originated by the Seller, and (c) intended to be assigned by the Seller to the Buyer under the terms of the Correspondent Agreement.

1.16. "MORTGAGED PROPERTY" means the real property, together with the one-to-four family dwelling and any other improvements situated on such real property, which have been pledged by a Mortgagor under a Mortgage as collateral to secure the obligation under a related Mortgage Note.

1.17. "MORTGAGOR" means each person who executes a Mortgage.

1.18. "OPERATING AGREEMENT" means the Operating Agreement to be entered into by and between the Buyer and the Seller as of May 31, 1996.

1.19. "SELLER" means: the entity defined as "Seller" above.

2. LOANS ELIGIBLE FOR DELEGATED

UNDERWRITING.

The Seller may underwrite the conforming and nonconforming Mortgage Loans set forth in the Manual for which the Buyer has delegated underwriting authority from the investor.

3. WHICH ENTITY MUST PROCESS AND UNDERWRITE MORTGAGE LOANS.

The Seller or the Seller's approved third party originator shall process each Mortgage Loan. Only the Seller or the Seller's contract underwriter may underwrite a Mortgage Loan.

4. COMPLY WITH THE AGENCY GUIDE.

The Seller must underwrite a Mortgage Loan in accordance with the requirements of the applicable Agency Guide in effect at the time such Mortgage Loan is underwritten. If an Agency changes its underwriting requirements during the processing of a Mortgage Loan, the Seller shall amend its underwriting procedures for such Mortgage Loan to the extent required by such Agency. The Buyer shall provide the Seller with the benefits of any special underwriting guideline waivers negotiated and obtained by the Buyer from an Agency on behalf of the Seller.

5. APPRAISERS.

The Seller shall ensure that each person who appraises a Mortgage Property satisfies the: (a) requirements of the Financial Institutions Reform Recovery and Enforcement Act and its implementing regulations, (b) applicable Agency Guide, and/or (c) other requirements, rules or instructions of the applicable Agency. Without limiting the Seller's obligation above, the Seller shall not allow a person to appraise a Mortgaged Property if the Buyer has advised the Seller that the Buyer believes such person fails to satisfy the requirements described above.

6. CONDITIONS WHICH MUST BE SATISFIED PRIOR TO CLOSING.

The Seller shall describe in a written "approval conditions sheet" all requirements which a Mortgage Loan applicant must satisfy as a


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condition to the Seller closing the related Mortgage Loan. The Seller shall include the following items in the closed Mortgage Loan package: (a) evidence acceptable to the Buyer that each such requirement has been satisfied, and (b) the Buyer's Prior Approval Request Form 6100 or a Fannie Mae Form 1008 signed and dated by the Seller's underwriter.

7. PRIVATE MORTGAGE INSURANCE

If required by the applicable Agency, the Seller shall ensure that private mortgage insurance is obtained in such amounts as may be required by such Agency. The Seller shall obtain private mortgage insurance only from the following list of insurers: (a) PMI, (b) GEMICO, (c) UGIC, (d) RMIC, (e) MGIC,
(f) CMAC, (g) and TRIAD.

8. CONDOMINIUM PROJECTS.

The Seller shall provide to the Buyer a letter relating to the warrantability of a condominium project in which the Mortgage Property is situated. Such letter shall warrant the condominium project is a: (a) Type A, B or C project for Fannie Mae Mortgage Loans, or (b) Class I, II or III project for Freddie Mac Mortgage Loans.

9. REPURCHASE MORTGAGE LOANS.

9.1. IN GENERAL. The Seller shall repurchase a Mortgage Loan from the Buyer under the terms set forth in the Correspondent Agreement and the

Operating Agreement.

9.2. UNDERWRITING OR PROCESSING DEFICIENCIES. Without limiting the above, the Buyer shall notify the Seller in writing of any processing or underwriting deficiency discovered by the Buyer, whether through its quality control review or otherwise. The Seller shall cure each such deficiency within the applicable investor's deadline, subject to any agreed upon extensions; provided, however, that the Seller shall remedy such deficiencies within a period not to exceed sixty (60) days. If the Seller fails to cure any such deficiency within such period, the Seller shall immediately repurchase the related Mortgage Loan from the Buyer.

10. QUALITY CONTROL PROGRAM.

The Seller's underwriting policies and procedures, including, but not limited to, the Seller's quality control plan, shall comply with the applicable Agency Guide. From time to time, the Buyer may review the Seller's underwriting policies and procedures, including, but not limited to, the Seller's quality control plan. The Seller shall give the Buyer access to its underwriting files, manuals, quality control plans, closing documents, and underwriters during normal business hours upon reasonable advance notice. The Buyer shall notify the Seller in writing of any failure by the Seller to comply with an Agency Guide's underwriting requirements. The Seller shall immediately cure such failure. The Advisory Monitoring Committee identified in SECTION 4.4(B) of the Operating Agreement shall resolve any dispute between the Buyer and the Seller.

11. ARTIFICIAL INTELLIGENCE.

The Buyer acknowledges that the Seller desires to utilize an artificial intelligence system to help the Seller underwrite Mortgage Loans. The Seller shall provide the Buyer with any and all information relating to such artificial intelligence system reasonably requested by the Buyer. Any such artificial intelligence system shall be subject to the Buyer's reasonable approval.

12. TERMINATION.

21.1. IN GENERAL. This Agreement shall terminate immediately upon the termination of the Operating Agreement.

12.2. EFFECT OF TERMINATION. If this Delegated Underwriting Agreement is terminated, the Buyer shall purchase all Mortgaged Loans which are processed by the Seller and locked in with the Buyer at the time of such termination if such Mortgage Loans satisfy the terms of this Delegated Underwriting Agreement and the Correspondent Agreement.

13. NOTICES.

All notices, requests, demands and other All notices and other communications required or permitted to be given under this Delegated Underwriting Agreement shall be in writing and shall be deemed given if delivered personally, transmitted by facsimile (and telephonically confirmed), mailed by registered or certified mail with postage prepaid and return receipt requested, or sent by commercial overnight courier, courier fees prepaid, to the parties at the following addresses:

If to the Buyer to:

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Glenda S. Edgy
Senior Vice President
HomeSide Lending, Inc.
7301 Baymeadows Way
Jacksonville, FL  32256

If to Seller to:

Doug Forker
Senior Vice President
Barnett Mortgage Company
9000 Southside Boulevard
Building 700
Jacksonville, Florida 32256

with a copy to:

Karen S. Lugar, Esq.
Senior Counsel
Barnett Banks, Inc.
9000 Southside Boulevard

Building 700
Jacksonville, Florida 32256

or to such other address as the Buyer or the Seller will have specified in writing to the other.

14. ASSIGNMENT AND DELEGATION.

No party may assign this Delegated Underwriting Agreement or delegate any of its functions hereunder to any other party without the prior written consent of Buyer or the Seller.

15. AMENDMENT.

No amendment or modification to this Delegated Underwriting Agreement will be valid unless executed in writing by the Buyer and the Seller.

16. WAIVER.

No waiver of any right or obligation under this Delegated Underwriting Agreement by any party on any occasion will be deemed to operate as a waiver on any subsequent occasion.

17. PROVISIONS SEVERABLE.

If any provision of this Delegated Underwriting Agreement will be held to be void or unenforceable by any court of competent jurisdiction or any governmental regulatory agency, such provision will be considered by all parties to be severed from this Delegated Underwriting Agreement. All remaining provisions of this Delegated Underwriting Agreement will be considered by the parties to remain in full force and effect.

18. GOVERNING LAW.

This Delegated Underwriting Agreement is entered into in the state of Florida. Its construction and rights, remedies and obligations arising by, under, through, or on account of it will be governed by the laws of the State of Florida excluding its conflict of laws rules and will be deemed performable in the State of Florida.

19. NO AGENCY OR JOINT VENTURE

CREATED.

This Delegated Underwriting Agreement will not be deemed to constitute the Buyer and the Seller as partners or joint venturers, nor will the Buyer or the Seller be deemed to constitute the other as its agent.

20. SUCCESSORS.

This Delegated Underwriting Agreement will inure to the benefit of and be binding upon the parties hereto and their successors and assigns. Nothing in this Delegated Underwriting Agreement expressed or implied is intended to confer on any person other that the parties hereto and their successors and assigns, any rights, obligations, remedies or liabilities.

21. FORCE MAJEURE.

No party shall be liable for delays or errors occurring by reason of circumstances beyond such party's control, including, without limitation, acts of civil, military, or banking authorities, national emergencies, labor difficulties, fire, flood or other catastrophes, acts of God, insurrection, war, riots, failure of transportation or equipment, or failure of vendors, communication or power supply.

22. SECTION HEADINGS.

Section headings are intended only to assist in the organization of this Delegated Underwriting Agreement and do not in any way limit or otherwise define the rights and liabilities of the parties.

23. ENTIRE AGREEMENT.

This Delegated Underwriting Agreement constitutes the entire agreement among the parties and supersede all other prior communications and understandings, written or oral, among the parties

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with respect to the subject matter of this Delegated Underwriting Agreement.
This Delegated Underwriting Agreement shall be deemed to supplement and amend the Correspondent Agreement. To the extent that there are any inconsistencies between the terms of this Delegated Underwriting Agreement and the terms of the Correspondent Agreement, the terms of this Delegated Underwriting Agreement shall control.

24. COUNTERPARTS.

This Delegated Underwriting Agreement may be executed in multiple

25. PLURALS AND GENDER.

In construing the words of this Delegated Underwriting Agreement, plural constructions will include the singular, and singular constructions will include plural. No significance will be attached to whether a pronoun is masculine, feminine, or neuter.

26. ATTORNEYS' FEES AND COSTS.

If it is determined in a judicial proceeding that either party has failed under any provision of this Delegated Underwriting Agreement, and if either party will employ attorneys or incur other expenses for the enforcement, performance, or observance of the terms of this Delegated Underwriting Agreement, then said party, to the extent permitted by law, will be reimbursed by the losing party, for reasonable attorneys' fees and other out-of-pocket expenses.

IN WITNESS WHEREOF, the Buyer and the Seller, as of the day first set forth above, have caused this instrument to be signed on their behalf by their duly authorized officers.

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HOMESIDE LENDING, INC.

By:/s/ Mark F. Johnson
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   Mark F. Johnson
   Executive Vice President

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BARNETT MORTGAGE COMPANY

By:/s/ Francis G. Seabrook
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   Francis G. Seabrook
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   (Print Name)

Title:Chairman, President and CEO
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